UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020

 LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55262	33-1227348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1216, Building 3, Incubator Mansion, Development Zone Daqing City, Heilongjiang Province, China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  86-755-2218-4466

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 24, 2020, each of Peter Tong and Enlong Pan resigned as a director of Lvyuan Green Building Material Technology Corp. (the “Registrant”).  Neither such person had any disagreement with the Registrant nor provided any reason for their resignation.

Item 8.01 Other Events.

Effective July 24, 2020, Peter Tong returned to the Registrant for cancellation all 328,225 shares of the Registrant’s common stock registered in his name.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.
By:	/s/ Ming Huang
Name:	Ming Huang
Title:	Chief Financial Officer